EXHIBIT 13(A)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated February 9, 2005, with respect to the financial statements and financial highlights of Allstate Assurance Company Separate Account B in this Amendment No. 31 under the Investment Company Act of 1940 to the Registration Statement and in the Disclosure Statement.

/s/ Ernst & Young LLP

Chattanooga, Tennessee

April 28, 2006

EXHIBIT 13(A)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 56 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B of Allstate Assurance Company (the “Company”) on Form N-3 of our report dated April 24, 2006, (which report expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Insurance Department, which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), relating to the statutory-basis financial statements of the Company, as of and for the years ended December 31, 2005 and 2004 appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Assurance Company Separate Account B), which is part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 1, 2006

EXHIBIT 13(A)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 56 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B (the “Account”) of Allstate Assurance Company (the “Company”) on Form N-3 of our report dated February 28, 2006, on the financial statements of the Account as of and for the year ended December 31, 2005, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Assurance Company Separate Account B), which is part of such Registration Statement, and to the reference to us under the headings “Independent Registered Public Accounting Firm” and “Experts” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 1, 2006